Reserves	12 Months Ended
Dec. 31, 2020
28. Reserves
Reserves

28 Reserves

Currency translation reserve

The currency translation reserve represents the cumulative gains and losses on the retranslation of the Barclays Bank Group net investment in foreign operations, net of the effects of hedging.

Fair value through other comprehensive income reserve

The fair value through other comprehensive income reserve represents the changes in the fair value of fair value through other comprehensive income investments since initial recognition.

Cash flow hedging reserve

The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.

Own credit reserve

The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.

Other reserves and other shareholders’ equity

Other reserves relate to redeemed ordinary and preference shares issued by the Barclays Bank Group.

Included in other shareholders’ equity are capital notes which bear interest at rates fixed periodically in advance, based on London interbank rates. These notes are repayable at the option of the Barclays Bank PLC, in whole on any interest payment date. Barclays Bank PLC is not obliged to make a payment of interest on its capital notes if, in the preceding six months, a dividend has not been declared or paid on any class of shares of Barclays PLC.

	Barclays Bank Group
	2020	2019
	£m	£m
Currency translation reserve	2,736	3,383
Fair value through other comprehensive income reserve	244	(139)
Cash flow hedging reserve	1,181	388
Own credit reserve	(954)	(373)
Other reserves and other shareholders' equity	(24)	(24)
Total	3,183	3,235